SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive  Additional Materials

|_| Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          STORAGE COMPUTER CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

|_| $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1) or Item 22(a)(2) of
    Schedule 14A.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)   Title of each class of securities to which transaction applies:

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   2)   Aggregate number of securities to which transaction applies:

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   3)   Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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   4)   Proposed maximum aggregate value of transaction:

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   5)   Total fee paid:

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|_| Fee paid previously by written preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)   Amount Previously Paid:_________________________________________________
   2)   Form Schedule or Registration Statement No.:____________________________
   3)   Filing Party:___________________________________________________________
   4)   Date Filed:______________________________________






                          STORAGE COMPUTER CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 14, 1997

         You are hereby notified that the annual meeting of stockholders (the "Annual Meeting") of Storage Computer Corporation (the "Company") will be held on July 14, 1997 at 2:00 p.m. at the principal executive offices of the Company located at 11 Riverside Street, Nashua, New Hampshire 03062, for the following purposes:

 1.      To elect three (3) directors for the ensuing year.

 2. To ratify the action of the Board of Directors in appointing Richard A. Eisner & Company, LLP as the Company's auditors for 1997.

 3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on June 2, 1997 as the record date for the Annual Meeting. Only stockholders on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                     By order of the Board of Directors,

                                     THOMAS A. WOOTERS
                                     SECRETARY

June 17, 1997

IMPORTANT: IN ORDER TO SECURE A QUORUM AND TO AVOID THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING PERSONALLY. YOUR COOPERATION IS GREATLY APPRECIATED.






                          STORAGE COMPUTER CORPORATION

                                EXECUTIVE OFFICES
                               11 Riverside Street
                           Nashua, New Hampshire 03062

                                 PROXY STATEMENT

                       SOLICITATION AND VOTING OF PROXIES

         This proxy statement and the accompanying proxy card are being mailed by Storage Computer Corporation (the "Company") to the holders of record of the Company's outstanding shares of Common Stock, $.001 par value ("Common Stock"), commencing on or about June 17, 1997. The accompanying proxy is solicited by the Board of Directors of the Company for use at the annual meeting of stockholders to be held on July 14, 1997 (the "Annual Meeting") and at any adjournment or adjournments thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees may assist in the solicitation of proxies by mail, telephone, telegraph, telefax, telex, in person or otherwise, without additional compensation.

         When a proxy is returned, prior to or at the Annual Meeting, properly signed, the shares represented thereby will be voted by the proxies named in accordance with the stockholder's instructions indicated on the proxy card. You are urged to specify your choices on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted FOR the election of directors as set forth in this Proxy Statement, FOR ratification of the appointment of Richard A. Eisner & Company, LLP as the Company's auditors for the upcoming year, and in the discretion of the proxies as to other matters that may properly come before the Annual Meeting. Sending in a proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. A proxy may be revoked by notice in writing delivered to the Secretary of the Company at any time prior to its use, by a written revocation submitted to the Secretary of the Company at the Annual Meeting, by a duly-executed proxy bearing a later date, or by voting in person by ballot at the Annual Meeting. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy.

                        VOTING SECURITIES AND RECORD DATE

         The only outstanding class of stock of the Company is its Common Stock. Each share of Common Stock is entitled to one vote per share. The Board of Directors has fixed June 2, 1997 as the record date for the Annual Meeting. Only stockholders of record on the record date are entitled to notice of and to vote at the Annual Meeting and any adjournment or adjournments thereof. On June 2, 1997, there were issued and outstanding 10,743,966 shares of Common Stock.

         The Company's Restated Certificate of Incorporation and Restated By-laws provide that a quorum shall consist of the representation in person or by proxy at the Annual Meeting of stockholders entitled to vote fifty-one percent (51%) of the votes that are entitled to be cast at the Annual Meeting. The election of directors is by plurality of the votes cast at the Annual Meeting either in person or by proxy. The approval of a majority of the votes properly cast at the Annual Meeting, either in person or by proxy, is required for adoption of the proposal to ratify the appointment of Richard A. Eisner & Company, LLP as the Company's auditors for 1997 and the approval of any other business which may properly be brought before the Annual Meeting or any adjournment thereof.

         With regard to the election of directors, votes may be left blank, cast in favor or withheld; votes that are left blank will be counted in favor of the election of the directors named on the proxy. Votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of determining the presence or absence of a quorum for the proposal on which the abstention is noted. Because the proposal to approve Richard A. Eisner & Company, LLP as auditors for the Company for 1997 requires a majority of votes properly cast at the Annual Meeting, an abstention will have here the effect of a negative vote. Broker non-votes will not be counted in determining a quorum for, or the outcome of, any proposal. A "non vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.






                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

         One of the purposes of the meeting is to elect three (3) directors to serve until the next Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted in favor of the three (3) nominees named below, unless otherwise specified on the proxy card. All of the nominees are currently members of the Board. There are no family relationships between any directors or executive officers of the Company.

         The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a Director, but in such event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

THE BOARD  RECOMMENDS  A VOTE FOR THE  ELECTION OF EACH OF THE  NOMINEES  LISTED
BELOW.

         The following are summaries of the background and business experience and description of the principal occupations of the nominees.

         Theodore J. Goodlander, 53, founded the Company and has been Chairman of the Board of Directors, President and Chief Executive Officer since the Company's inception. Mr. Goodlander served as President of Cab-Tek, Inc., a computer accessories manufacturing company, from 1981 to 1984. From 1978 to 1981, he was a private investor, and from 1968 to 1978 Mr. Goodlander held various management positions at Wang Laboratories, Inc., including Vice President International and Far East Marketing Manager. Mr. Goodlander attended Syracuse University and is a graduate of the Program for Management Development at Harvard Business School.

         Shigeho Inaoka, 54, has been a director of the Company since September 1993. Mr. Inaoka has served as President of TechnoGraphy, Inc., a manufacturer of multimedia computer systems and an exclusive distributor of the Company's products in Japan since 1992. From 1989 to 1992, Mr. Inaoka was President and Chief Executive Officer of Sony Computer Systems, Inc. He received a business degree from Meiji University in 1967 and a Masters degree in Computer Systems Engineering from Tokyo Computer Academy in 1968.

         Steve S. Chen, 51, has been a director of the Company since May, 1996. Mr. Chen is also the Executive Vice President and Chief Technology Officer of Sequent Computer Systems, Inc. Mr. Chen was previously the Founder and Senior Vice President of Chen Systems, Inc., a high performance computer server manufacturer, which was acquired by Sequent Computer Systems, Inc. in 1996. Prior to that, Mr. Chen founded Supercomputing Systems, Inc., with partial funding from IBM. He had previously been Senior Vice President of Cray Research, with responsibility for development of the Cray XMP and YMP Supercomputers.

         All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. All officers of the Company are elected annually by the Board of Directors and serve at the Board's discretion.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board met one time during 1996. The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company. It met one time during 1996. Its members are Theodore J. Goodlander, Steve S. Chen and Shigeho Inaoka. The Board also has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. It met one time during 1996. Its members are Theodore J. Goodlander, Steve S. Chen and Shigeho Inaoka. During 1996, all of the Company's directors attended all of the meetings of the Board and all of the meetings of the committees of the Board on which they serve.

                                      - 2 -






DIRECTOR COMPENSATION

         Members of the Board of Directors do not receive any cash compensation for their service on the Board of Directors but are entitled to reimbursement of expenses related to attending Board of Directors meetings. The Company has compensated its directors who are not employees through the grant of stock options. Upon initial appointment, each of Messrs. Inaoka and Chen was granted an option to purchase 30,000 shares of Common Stock at the fair market value on the date of grant. Directors who are employees of the Company are not paid any additional compensation for serving as directors.

OTHER EXECUTIVE OFFICERS

         Norunn Heilevang, 48, was appointed Treasurer in October 1994. She currently serves as Director of Accounting. Since 1982, Ms. Heilevang has also served as Administration Manager of Cab-Tek Inc. From 1978 to 1982, she served as Vice President and Chief Financial Officer of Cizek Audio, Inc. Ms. Heilevang holds an AA in Accounting from Forde Business College, Forde, Norway.

         James C. Louney, 47, has served as the Company's Chief Financial Officer and Treasurer since 1997. Prior to that, Mr. Louney served as Chief Financial Officer at Micracor Inc., a manufacturer of high-power microchip lasers and pumps for the communications industry. Mr. Louney also served as Senior Vice President and Chief Financial Officer of Boston-based Computer Systems of America, Inc., a major leasing and financial services company, where he successfully completed four SEC-registered Initial Public Offerings. Mr. Louney holds a B.S./B.A. from Boston College and is a Certified Public Accountant in Massachusetts.

         John R. Taylor, 57, has served as SCC's Vice President - International Distribution. Mr. Taylor served as President of EXSAM, an international marketing and consulting company, from 1991 to 1992 and Vice President of International Operations for Sequoia Systems from 1989 to 1991. He also served as Vice President International Operations for ICL/Computer Consoles, Inc. from 1987 to 1989. Mr. Taylor also worked in various positions from field sales to working directly with the Chief Executive Officer for Wang Laboratories from 1970 to 1987. Mr. Taylor is fluent in German.

         John J. O'Brien, 46, has served as Vice President of Research and Development since joining the Company in 1992. From 1984 to 1992, Mr. O'Brien was a consultant to Storage Computer, and during the period from 1987 to 1992, he did so as President of MetaVenture Inc., a Manhattan based consulting company. He received a B.S. in Mathematics from St. Vincent's College and B.S. in Electronic Engineering from Pennsylvania State University. Mr. O'Brien also holds a Masters degree in Engineering Administration from George Washington University.

         Ronald L. Beckett, 52, has served as SCC's Vice President of Operations since 1995. Prior to being named Vice President of Operations, Mr. Beckett served as the Director of Field Service from 1994 to October of 1995 for Storage Computer. Before joining Storage Computer, he served as the Program and Business Manager at Wang Laboratories directing Worldwide MultiVendor product and service program from 1988 to 1993. From 1985 to 1988, Mr. Beckett was the Vice President of Operations for Rhema Computer. Previously, Mr. Beckett was the Manager of Distributor and OEM sales support at Applicon Schlumberger from 1980 to 1984. He attended Washington Institute of Technology and is a graduate from Merganhaler Technical School majoring in Electronic Technology.

         Sam Sanders, 62, joined SCC in March 1997 as Vice President of North American Sales. Immediately prior to joining Storage Computer, Sanders was CEO and Founder of TAP, a sales and marketing consulting company, founded in 1989. His sales and management experience at IBM, Wang Laboratories and Scientific Data Systems over a 18-year period led to his appointment at Nucleus International, where he served as Vice President of Worldwide Sales from 1984 to 1989. Sanders is an engineering graduate of the University of California at Berkeley and has pursued graduate studies toward his MBA at UCLA and George Washington University.

                                      - 3 -





                      PRINCIPAL AND MANAGEMENT STOCKHOLDERS

         The following table sets forth certain information as of June 2, 1997 with respect to the voting securities of the Company owned by (1) any person (including any "group" as that term is defined in section 13(d)(3) of the Securities Exchange Act of 1934) who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of a class of voting securities of the Company, (2) each director or nominee for director of the Company, (3) each of the executive officers named in the Summary Compensation Table, and (4) all directors and executive officers of the Company as a group. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any voting securities of the Company if he or she has or shares voting power or investment power with respect to such securities or has the right to acquire beneficial ownership thereof at any time within 60 days of June 2, 1997. As used herein "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such person.

                                                                              SHARES OF COMMON STOCK
                                                                              BENEFICIALLY OWNED(10)
                                                                              ----------------------

DIRECTORS, OFFICERS AND 5% STOCKHOLDERS                      NUMBER                                   PERCENT
---------------------------------------                      ------                                   -------
Theodore J. Goodlander                                    4,000,000(1)                                32.35%
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062

Goodlander 1990 Family Trust                              3,290,000                                   26.61%
Jeanie McCready, Trustee
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062

Norunn Heilevang                                            266,500(2)                                 2.16%
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062

Shigeho Inaoka                                              463,600(3)                                 3.75%
2-16-7 Iwataminani
Komae-shi
Tokyo, Japan  182

Steve S. Chen                                                30,000(4)                                   *
c/o Sequent Computer Systems, Inc.
15450 S.W. Koll Parkway
Beaverton, OR  97806

James C. Louney                                                 0                                        *
c/o Storage Computer Corporation
11 Riverside Street
Nashua, NH  03062

John R. Taylor                                             200,000(5)                                  1.62%
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062

John J. O'Brien                                            345,400(6)                                  2.79%
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062

Ronald L. Beckett                                           26,000(7)                                    *
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062


                                      - 4 -







Sam Sanders                                                 60,200(8)                                    *
c/o Storage Computer Corporation
11 Riverside Street
Nashua, New Hampshire  03062

All directors and executive officers as a
group(9)...............................................     8,681,700                                 70.22%


* less than 1%

--------------------

(1) Does not include 3,290,000 shares of Common Stock held by the Goodlander 1990 Trust established for the exclusive benefit of Mr. Goodlander's children and as to which Mr. Goodlander exercises no voting or dispositive control and disclaims beneficial ownership.

(2) Includes 50,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Stock Incentive Plan.

(3)        Includes  211,000 shares of Common Stock held by  TechnoGraphy,  Inc.
           for which Mr. Inaoka is an executive officer and in which he owns a controlling interest. Includes 30,000 shares of Common Stock issuable upon exercise of options granted under the Company's Amended and Restated Stock Incentive Plan. Does not include 30,000 shares held by family members.

(4) Includes 30,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Stock Incentive Plan.

(5) Includes 160,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(6) Includes 150,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(7) Includes 26,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(8) Includes 60,000 options pursuant to the Company's Amended and Restated Stock Incentive Plan.

(9)        See footnotes (1)-(8) above.

(10) Includes 1,663,500 shares of Common Stock issuable upon the exercise of options granted as of December 31, 1996 under the Company's Amended and Restated Stock Incentive Plan.

COMPLIANCE  WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section  16(a)  of  the  Securities   Exchange  Act  of  1934  requires
directors, executive officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company. Based solely on review of the copies of such reports furnished to the Company or written representations from certain persons that no reports were required for those persons, the Company believes that all
Section 16(a) filing requirements were satisfied.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information with respect to the compensation paid or accrued by the Company for services rendered to the Company in all capacities for the fiscal years ended on the last day of December for 1996 and 1995, respectively, by its Chief Executive Officer and each of the Company's other executive officers whose total salary and bonus exceeded $100,000 during such year (collectively, "the Named Executive Officers"):


                                                                                                                LONG-TERM
                                                                 ANNUAL COMPENSATION                           COMPENSATION
                                                                 -------------------                           ------------

                                                                                                         AWARDS
                                                                                                       SECURITIES
                                                                                                      UNDERLYING/
                                                                                     OTHER ANNUAL        STOCK           ALL OTHER
           NAME AND                   FISCAL           SALARY          BONUS         COMPENSATION       OPTIONS          COMPENSA-
      PRINCIPAL POSITION             YEAR(1)             $               $              ($)(2)             (#)          TION ($)(2)
      ------------------             -------            ---             ---            --------          -----         ------------

Theodore J. Goodlander,
   President and Chief Executive
   Officer.......................      1996         $150,000(3)         ---               ---              ---               ---
                                       1995           $147,727          ---               ---              ---               ---

John J. O'Brien,
   Vice President of Research
   and Development..............       1996           $102,667          ---               ---          150,000(4)            ---
                                       1995             --- (6)         ---               ---              ---               ---

John R. Taylor,
   Vice President of International
   Development..................       1996           $100,000        $60,000             ---          160,000(5)            ---
                                       1995             --- (6)         ---               ---              ---               ---

--------------------

(1) The Company's fiscal year ends on the last day of December. The Company was not a reporting company in 1994.

(2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or ten percent of the total annual salary and bonus reported for the executive officer during the fiscal year ended December 31, 1996.

(3)     As of  December  31, 1996 Mr.  Goodlander  was owed  deferred  salary of
        $299,500.

(4) Includes 150,000 options at $.10 per share pursuant to the Company's Amended and Restated Stock Incentive Plan.

(5) Includes 120,000 options at $.10 per share and 40,000 options at $3.60 per share pursuant to the Company's Amended and Restated Stock Incentive Plan.

(6)     The  named   Executive   Officer   earned  less  than  $100,000   annual
        compensation in 1995.


          The  following  table  sets  forth  certain   information   concerning
exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 1996:


                                      AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                                 FISCAL YEAR-END OPTION VALUES

                                          NUMBER OF SECURITIES UNDERLYING               VALUE OF UNEXERCISED IN-THE-MONEY
                                        UNEXERCISED OPTIONS AT YEAR-END(1)                    OPTIONS AT YEAR-END(2)
                                        ----------------------------------                    ----------------------

                                       EXERCISABLE            UNEXERCISABLE             EXERCISABLE            UNEXERCISABLE
                                       -----------            -------------             -----------            -------------

Name
----

John R. Taylor                           140,000                  20,000                 $1,753,800              $190,200

John R. O'Brien                          150,000                    0                    $1,953,750                 __


---------------------------

(1) No options were exercised during the year ended December 31, 1996 by the Named Executive Officers.

(2) Based on the difference between closing price of the underlying shares of Common Stock on December 31, 1996 as reported by the American Stock Exchange ($13.125) and the option exercise price.



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CAB-TEK, INC.

         SCC was spun off by Cab-Tek, Inc., a company which is owned by Mr. Goodlander, Ms. Heilevang and related parties, through the purchase of the related inventory and fixed assets used in connection with the development of RAID 7. These assets were in turn contributed as the initial capital of SCC. SCC subsequently purchased all of the RAID technology and the rights to all issued and pending patents and trademark of Cab-Tek, Inc. for $10,000 plus a royalty of 3% of SCC's total net sales through March 30, 1996 (up to a cumulative maximum royalty of $5,000,000). This royalty agreement was terminated effective December 31, 1995. No royalties were paid with respect to fiscal 1996. Royalties with respect to fiscal 1995 were $649,000. The royalty rate was set within the range of what management believed to be industry practice, and was substantially lower than the rate management believes it would have accepted from a non-affiliated party. The maximum royalty amount was set by management through analysis to determine an amount reasonable and fair to both parties. Among the factors considered in the analysis were the history of the related development expenses and risks, the prospects for the Company's business and earnings, and the development expenses of similar and competing companies.

KRISTIANIA CORP.

         SCC currently leases a 35,000 sq. ft. facility which is occupied by its light manufacturing, research and development and office operations in Nashua, New Hampshire. The lease is with an affiliated entity owned by Mr. Goodlander. The Company paid annual rentals of $152,576 and $187,200 in 1995 and 1996, respectively.

RELATED PARTY DEBT

         Since the inception of the Company, Mr. Goodlander and Cab-Tek, Inc. have made secured cash loans to the Company at interest rates of prime plus 1%. In December of 1994, the Cab-Tek note payable was assigned to Mr. Goodlander. The aggregate amount owing to Mr. Goodlander under his own note and the note assigned to him by Cab-Tek, Inc., for Fiscal 1996 and Fiscal 1995 was $710,000 and $910,000, respectively.

            PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Richard A. Eisner & Company, LLP as auditors of the Company for the fiscal year ending December 31, 1997 and further directed that management submit the selection of auditors for ratification by the stockholders. Richard A. Eisner & Company, LLP was the Company's auditor for the years ended December 31, 1995 and 1996.

         Representatives of Richard A. Eisner & Company, LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE CHOICE OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S AUDITORS FOR THE YEAR ENDED DECEMBER 31, 1997.



                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be presented at the Company's 1998 annual meeting of stockholders must be received at the executive offices of the Company not later than February 17, 1998 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

                                  OTHER MATTERS

         As of the date of this proxy statement, management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting. The persons named in the enclosed form of proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in regard to such other matters and the transaction of such other business as may properly be brought before the Annual Meeting, in their best judgement.

                              FORM 10-KSB AVAILABLE

         THE ANNUAL REPORT OF THE COMPANY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, WHICH INCLUDES CONSOLIDATED FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FOR THE COMPANY AND ITS SUBSIDIARIES, IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE DIRECTOR OF INVESTOR RELATIONS AT THE COMPANY AT 11 RIVERSIDE STREET, NASHUA, NEW HAMPSHIRE 03062, OR BY TELEPHONE REQUEST TO THE SAME AT (603) 880-3005.

                          STORAGE COMPUTER CORPORATION
         PROXY FOR 1997 ANNUAL MEETING OF STOCKHOLDERS -- JULY 14, 1997
                       SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned Stockholder of Storage Computer Corporation, a Delaware corporation, revoking all prior proxies, hereby appoints Theodore J. Goodlander and Thomas A. Wooters and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of Storage Computer Corporation which the undersigned is entitled to vote at the 1997 Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 11 Riverside Street, Nashua, New Hampshire on July 14, 1997 at 2:00 p.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated June 17, 1997, a copy of which has been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting, or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSAL IN ITEM 2.

|X|      Please mark votes
         as in this example

1.       To elect three (3) Directors to serve until the next
         Annual Meeting of Stockholders.


NOMINEES:

         Theodore J. Goodlander             Steven S. Chen             Shigeho Inaoka

         For               Withheld         For               Withheld           For             Withheld
         |_|                 |_|            |_|                 |_|              |_|               |_|


2. To ratify the selection of Richard A. Eisner & Company, LLP as auditors for the year ending December 31, 1997.

         For               Against          Abstain
         |_|                 |_|              |_|

MARK HERE                  |_|
FOR ADDRESS
CHANGE AND
NOTE AT RIGHT

THIS PROXY SHOULD BE DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHALL SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

Signature:________________________________       Date:______________________

Signature:________________________________       Date:______________________